Where Intelligence Meets Infrastructure F E B R U A R Y 2 0 1 7 M U E L L E R W A T E R P R O D U C T S . C O M RBC Capital Markets 2017 Global Industrials Conference September 13, 2017

PAGE 2 NON-GAAP Financial Measures M U E L L E R W A T E R P R O D U C T S . C O M 2S E P T E M B E R 2 0 1 7 In an effort to provide investors with additional information regarding the Company's results as determined by GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted income from continuing operations, adjusted income from continuing operations per share, adjusted operating income from continuing operations, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures, because management uses these measures in evaluating the Company's underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company's recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company's ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com.

This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Examples of forward-looking statements include, but are not limited to, statements we make regarding our expectations for growth in our key end markets and financial results, including the impact of Hurricane Harvey on our results. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward- looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law. Forward-looking Statements M U E L L E R W A T E R P R O D U C T S . C O M 3S E P T E M B E R 2 0 1 7

 We sold Anvil in January 2017  As a result, Anvil's operating results for all prior periods, and the gain from its sale, have been classified as discontinued operations  We filed a Form 8-K on February 21st which included the reclassified 2016 results by quarter PAGE 4 Reclassified Financials M U E L L E R W A T E R P R O D U C T S . C O M 4S E P T E M B E R 2 0 1 7

Introduction M U E L L E R W A T E R P R O D U C T S . C O M 5  Repositioned Mueller Water Products as a higher-margin, pure-play water infrastructure company in attractive core markets  Divested Anvil International (non-core asset) for net proceeds of approximately $250 million and further strengthened balance sheet  Creating value for shareholders by focusing on:  Organic growth  Manufacturing excellence  Acquisitions S E P T E M B E R 2 0 1 7

Investment Highlights



Pure-play water infrastructure company in attractive core markets, industry-leading margins, strong balance sheet and proven leadership team – focused on growth.

- Industry-leading operating margins
- Leading brand position in water infrastructure
- Attractive end markets poised for increased investment
- One of the largest installed bases of iron gate valves and fire hydrants in the U.S.
- Strengthened balance sheet through divestitures of non-core assets, debt pay down and ongoing focus on free cash flow generation
- Intelligent water technology offerings to address municipal pain points
- Margin growth driven by both strong incremental operating leverage as end markets grow and productivity improvements

MUELLERWATERPRODUCTS.COM SEPTEMBER 2017 6

Solid Product Portfolio & Attractive End Markets

FY2016 NET SALES: $801 MILLION

Mueller Co.



10%
Natural gas utilities
30%
Residential construction
60%
Repair and replacement of municipal water distribution and treatment systems

Mueller TECHNOLOGIES



100%
Municipal spending

PORTFOLIO



Fire Hydrants



Valves



Brass Products



Metering Systems



Leak Detection and Pipe Condition Assessment

MUELLERWATERPRODUCTS.COM SEPTEMBER 2017 7

LTM Business Performance M U E L L E R W A T E R P R O D U C T S . C O M 8 Note: All amounts shown are LTM ended June 30, 2017 (1) Mueller Co. adjusted operating income and adjusted EBITDA exclude charges totaling $2.9 million. Mueller Technologies adjusted operating loss and adjusted EBITDA exclude charges totaling $10.3 million. $ 725.6 165.1 35.7 200.8 Fire Hydrants, Iron Gate Valves, Butterfly, Ball & Plug Valves $ 89.1 (8.1) 5.1 (3.0) Metering Systems, Leak Detection and Pipe Condition Assessment $ 814.7 121.8 41.3 163.1 Water Infrastructure As of June 30, 2017 $ in millions Net Sales Adjusted Operating Income(Loss)(1) Depreciation & Amortization Adjusted EBITDA(1) Product and Services Portfolio S E P T E M B E R 2 0 1 7

Intelligent Water Technology™ Mueller Water Products provides products and offers services used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities. These smart technology products and services help utilities actively diagnose, monitor and control the delivery of drinking water, making Mueller Water Products an integral part of the water system. M U E L L E R W A T E R P R O D U C T S . C O M 9S E P T E M B E R 2 0 1 7

Our Leading Product Positions

				
Mueller Water Products	#1 PRODUCT POSITION ●	#1 PRODUCT POSITION ●	#1 PRODUCT POSITION ●	#2 PRODUCT POSITION ●
A.Y. McDonald				●
ACIPCO	●	●		
DeZURIK			●	
Ford Meter Box				●
McWane	●	●	●	

Company estimates based on internal analysis and information from trade associations and distributor networks, where available.

MUELLERWATERPRODUCTS.COM SEPTEMBER 2017 10

Drivers of Success



Organic Growth

Growing end markets

Developing new products

Enhancing existing products

Exploring adjacencies

Manufacturing Excellence

Increasing equipment efficiency

Reducing capital expenditures payback period

Driving margin expansion

Acquisitions

Focusing on water industry

Pursuing growth opportunities via
- Channel
- Geography
- Technology
- Breadth of product line

MUELLERWATERPRODUCTS.COM SEPTEMBER 2017 11

Why Invest in MWA?



Fundamentally sound long-term dynamics

- Aging infrastructure driving need for investment
- Increasing public awareness of the need to upgrade water infrastructure
- Limited number of end-market suppliers

Strong operating leverage as end markets grow

- Growing residential construction market
- Increased municipal spending
- Enhanced operational excellence initiatives

Strong competitive position

- Leading brand and municipal specification positions
- Large installed base
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations using lost foam process for valves and hydrants

Leveraging strengths with emerging trends

- Intelligent Water Technology™ solutions
- Proprietary fixed leak detection offerings - both domestically and internationally
- Smart metering
- Strategic acquisitions / partnerships

MUELLERWATERPRODUCTS.COM SEPTEMBER 2017 12

Significant Market Opportunities

0 500 1,000 1,500 2,000 2,500 3,000 19 60 19 63 19 66 19 69 19 72 19 75 19 78 19 81 19 84 19 87 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 20 20 Market Driver: Housing Starts M U E L L E R W A T E R P R O D U C T S . C O M 1 4 Source: U.S. Census Bureau Forecast: Blue Chip Economic Indicators, June 2017 Homebuilders’ confidence is one driver of housing starts, and confidence could increase due to improving job growth in a key demographic for household formation: Millennials NAHB Housing Market Index - National (1987 – June 2017) Seasonally Adjusted Annualized Historical Housing Starts (1959 –2017) Seasonally Adjusted Annualized Rates-Units in 000’s Source: NAHB, June 2017 Bottom of prior cycle 1959 to 2015: Average 1,443 April 2009 – lowest starts (499) since Census Bureau began keeping record in 1959 2017 Blue Chip Consensus forecast of 1,230 0 10 20 30 40 50 60 70 80 90 100 Ju n- 87 Ju n- 89 Ju n- 91 Ju n- 93 Ju n- 95 Ju n- 97 Ju n- 99 Ju n- 01 Ju n- 03 Ju n- 05 Ju n- 07 Ju n- 09 Ju n- 11 Ju n- 13 Ju n- 15 Ju n- 17 S E P T E M B E R 2 0 1 7

The Market Opportunity is Significant & Growing

Repair & Replacement Market

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment [1]
- ASCE graded drinking water infrastructure a D [2]
- At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
(3)
2000
2010
2020
2030
2040
2050
2060
2070
Year

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2017 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) EPA 2013 Drinking Water Needs Survey and Assessment

Future Drinking Water Infrastructure Expenditure Needs [4]



STORAGE
$39.5B
TREATMENT
$72.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

MUELLERWATERPRODUCTS.COM
SEPTEMBER 2017
15

-50 50 150 250 350 450 550 19 54 19 57 19 60 19 63 19 66 19 69 19 72 19 75 19 78 19 81 19 84 19 87 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items Funding Water Infrastructure Repair M U E L L E R W A T E R P R O D U C T S . C O M 1 6 Historical Water Rates Compared to Other Utilities(1) CPI Utilities (NSA 1982-1984 = 100) UTILITY SOURCES OF FUNDING  Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,800(3)  CPI for water and sewerage maintenance increased 3.9% for 12 months ended July 2017(1) with average 7% annual increase among 50 largest U.S. cities(5)  90% funded at local level(4)  Drinking Water State Revolving Fund: $800 million in FY 2016 (1) Bureau of Labor Statistics (2) 2016 Strategic Directions: U.S. Water Industry – Black & Veatch (3) American Water Works Association 2014 Water and Wastewater Rate Survey (4) EPA Clean Water and Drinking Water Infrastructure Gap Analysis (5) Bluefield 2017 S E P T E M B E R 2 0 1 7

Bringing Intelligence to Water Infrastructure



Water Conservation

- 13% of U.S. experiencing drought or abnormally dry conditions(1)
- 240,000 water main breaks per year(2)



Non-Revenue Water

- Up to 30% of treated water is lost or unaccounted for in the water system(3)
- Growing number of states requiring water loss audits(4)



Customer Service Focus

- Awareness/education
- Ongoing monitoring
- Sustainability

> "Smart metering is a highly successful way of accurately identifying water loss."
>
> *– Black & Veatch 2016 Strategic Directions in the U.S. Water Industry*

(1) U.S. Drought Monitor August 2017
(2) EPA Aging Water Infrastructure Research Program
(3) Navigant Research
(4) National Resource Defense Council

MUELLERWATERPRODUCTS.COM SEPTEMBER 2017 17

Mueller TECHNOLOGIES

Bringing Intelligence to Water Infrastructure



Remote Disconnect Meter



Mueller Systems Network Operations Center

Mueller SYSTEMS

Smart Metering

- Provide longer-range AMI systems
- Manage water service remotely
- Detect leaks
- Increase education and customer service with consumer portal



Leak Detection



Providing data analytics to manage water assets

echologics
A Mueller TECHNOLOGIES COMPANY

Leak Detection and Pipe Condition Assessment

- Detect leaks on fixed transmission and distribution mains; ongoing monitoring
- Assess condition of distribution and transmission mains

A smart utility is a subset of a smart city and the Mi.Net System is the backbone and platform for a smart water network.

MUELLERWATERPRODUCTS.COM SEPTEMBER 2017 18

Actions & Business Results

Management Actions / Initiatives

Pursue strategic growth opportunities by leveraging the Mueller brand

- Acquired automatic control valves
- Acquired and investing in leak detection and pipe condition assessment technologies
- Acquired and investing in AMI technology
- Enhanced Smart Water offering with remote disconnect meter, integrated leak detection and longer-range communications capabilities

Manage working capital and capital expenditures to generate free cash flow

- Generated free cash flow of approximately $80 million in FY2016– history of strong free cash flow generation
- Reduced debt by more than $600 million from September 30, 2008 through June 30, 2017
- Amended term loan credit agreement and reduced applicable interest rate spread by 75 basis points

Reduce costs and improve operating leverage

- Divested Anvil and U.S. Pipe
- Implemented Lean Six Sigma and other manufacturing improvements:
  - Increased production capacity within existing footprint
  - Lowered labor costs
  - Reduced manufacturing footprint

MUELLERWATERPRODUCTS.COM SEPTEMBER 2017 20

 Net sales increased 3.3% to $232.2 million as compared with $224.7 million last year  Net sales increased due to volume growth at Mueller Co. and the February acquisition of Singer Valve  Adjusted operating income increased 1.8% to $44.6 million as compared with $43.8 million last year  Adjusted EBITDA increased to $54.8 million compared with $53.6 million last year  Trailing twelve months adjusted EBITDA was $163.1 million, or 20.0% of net sales, an improvement of 70 basis points compared with last year  Grew third quarter adjusted earnings from continuing operations per share to $0.16 from $0.15 last year PAGE 21 Q3 2017 CONSOLIDATED NON-GAAP RESULTS M U E L L E R W A T E R P R O D U C T S . C O M 2 1 Third Quarter 2017 2016 Net sales $ 232.2 $ 224.7 Adj. operating income $ 44.6 $ 43.8 Adj. operating margin 19.2% 19.5% Adj. income per share $ 0.16 $ 0.15 Adj. EBITDA $ 54.8 $ 53.6 Adj. EBITDA margin 23.6% 23.9% TTM adj. EBITDA $ 163.1 $ 154.9 Results from continuing operations $ in millions except per share amounts 2017 third quarter results exclude charges totaling $2.0 million, $1.3 million net of tax 2016 third quarter results exclude charges totaling $21.2 million, $14.0 million net of tax S E P T E M B E R 2 0 1 7

Q3 2017 Key Operating Takeaways  We are pleased to see the increased growth in our end markets this quarter, with our overall net sales growth coming in about as we expected  Mueller Co. delivered solid net sales growth despite a difficult comparison with a year ago  Mueller Technologies, results were somewhat mixed with sales growth in our fixed leak detection, pipe condition assessment and AMI systems, offset by lower AMR and visual- read meter shipments  We continue to be encouraged by the operating performance of the Company as we delivered meaningful productivity improvements in the quarter  We expect material costs to continue to rise, but the impact to be less due to productivity improvements and higher market pricing  Price has been lagging material cost increases, but we are encouraged pricing was higher Q3 than Q2 Hurricane Harvey Update: Although we continue to assess the impact on supply chain and scheduled shipments, we currently do not expect fiscal fourth quarter results to be materially impacted by the hurricane M U E L L E R W A T E R P R O D U C T S . C O M 2 2S E P T E M B E R 2 0 1 7

Debt Structure M U E L L E R W A T E R P R O D U C T S . C O M 2 3 ■ Net debt leverage 0.8x down from a peak of more than 6x ■ No significant required principal payments on outstanding debt before November 2021 ■ No financial maintenance covenants with excess availability at the greater of $17.5 million or 10.0% of facility amount ■ ~ $110 million excess availability as of June 30, 2017 Debt Maturity (at 06/30/2017) $ in millions Debt Structure at June 30, 2017 $225 million ABL Agreement Expires July 2021 $500 million Term Loan B LIBOR* + 250 bps due November 2021 * Subject to a floor of 75 bpsNone outstanding S E P T E M B E R 2 0 1 7

Managed Capital Allocation M U E L L E R W A T E R P R O D U C T S . C O M 2 4  Acquisitions  Share Repurchases  Authorized to repurchase up to $250 million  Repurchased aggregate of $55 million during the 2nd and 3rd quarters 2017  Organic Growth Opportunities  Developing new products  Making capital investments  Debt Reduction  Dividends  Three increases since April 2015 $ 0.07 $ 0.075 $ 0.10 $ 0.15 FY14 FY15 FY16 FY17 S E P T E M B E R 2 0 1 7

Supplemental Data

PAGE 26 SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES Quarter ended June 30, 2017 Mueller Co. Mueller Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 207.6 $ 24.6 $ — $ 232.2 Gross profit $ 76.9 $ 5.6 $ — $ 82.5 Selling, general and administrative expenses 23.6 7.2 7.9 38.7 Other charges 0.4 — 0.8 1.2 Operating income (loss) from continuing operations $ 52.9 $ (1.6) $ (8.7) 42.6 Interest expense, net 5.1 Income tax expense 13.4 Income from continuing operations $ 24.1 Income from continuing operations per diluted share $ 0.15 Capital expenditures $ 6.1 $ 1.3 $ 0.1 $ 7.5 Operating margin 25.5% (6.5)% 18.3% Reconciliation of Non-GAAP performance measures to GAAP performance measures: Income from continuing operations $ 24.1 Inventory purchase accounting adjustment 0.8 Other charges 1.2 Income tax benefit of adjusting items (0.7) Adjusted income from continuing operations $ 25.4 Weighted average diluted shares outstanding 160.6 Adjusted income from continuing operations per share $ 0.16 2 6

PAGE 27 SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES Quarter ended June 30, 2017 Mueller Co. Mueller Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 24.0 Plus loss from discontinued operations 0.1 Interest expense, net (1) 5.1 Income tax expense (1) 13.4 Operating income (loss) from continuing operations $ 52.9 $ (1.6) $ (8.7) 42.6 Inventory purchase accounting adjustment 0.8 — — 0.8 Other charges 0.4 — 0.8 1.2 Adjusted operating income (loss) from continuing operations 54.1 (1.6) (7.9) 44.6 Depreciation and amortization 8.9 1.2 0.1 10.2 Adjusted EBITDA $ 63.0 $ (0.4) $ (7.8) $ 54.8 Adjusted operating margin 26.1% (6.5)% 19.2% Adjusted EBITDA margin 30.3% (1.6)% 23.6% Adjusted EBITDA $ 63.0 $ (0.4) $ (7.8) $ 54.8 Three prior quarters' adjusted EBITDA 137.8 (2.6) (26.9) 108.3 Trailing twelve months' adjusted EBITDA $ 200.8 $ (3.0) $ (34.7) $ 163.1 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 5.5 Long-term debt 475.7 Total debt 481.2 Less cash and cash equivalents 353.2 Net debt $ 128.0 Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) 0.8x Reconciliation of free cash flow to net cash provided by operating activities of continuing operations: Net cash provided by operating activities of continuing operations $ 41.7 Less capital expenditures (7.5) Free cash flow $ 34.2 (1) We do not allocate interest or income taxes to our segments. 2 7

PAGE 28 SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES Quarter ended June 30, 2016 Mueller Co. Mueller Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 198.7 $ 26.0 $ — $ 224.7 Gross profit $ 77.5 $ 5.7 $ — $ 83.2 Selling, general and administrative expenses 23.4 7.2 8.8 39.4 Pension settlement 2.2 — 14.4 16.6 Other charges 0.2 — 4.4 4.6 Operating income (loss) $ 51.7 $ (1.5) $ (27.6) 22.6 Interest expense, net 6.0 Income tax expense 5.6 Income from continuing operations $ 11.0 Income from continuing operations per diluted share $ 0.07 Capital expenditures $ 3.6 $ 1.5 $ — $ 5.1 Operating margin 26.0% (5.8)% 10.1% Reconciliation of Non-GAAP performance measures to GAAP performance measures: Income from continuing operations $ 11.0 Pension settlement 16.6 Other charges 4.6 Income tax benefit of adjusting items (7.2) Adjusted income from continuing operations $ 25.0 Weighted average diluted shares outstanding 163.6 Adjusted income from continuing operations per share $ 0.15 2 8

PAGE 29 SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES Quarter ended June 30, 2016 Mueller Co. Mueller Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 15.5 Less income from discontinued operations (4.5) Interest expense, net (1) 6.0 Income tax expense (1) 5.6 Operating income (loss) from continuing operations $ 51.7 $ (1.5) $ (27.6) 22.6 Pension settlement 2.2 — 14.4 16.6 Other charges 0.2 — 4.4 4.6 Adjusted operating income (loss) from continuing operations 54.1 (1.5) (8.8) 43.8 Depreciation and amortization 8.5 1.2 0.1 9.8 Adjusted EBITDA $ 62.6 $ (0.3) $ (8.7) $ 53.6 Adjusted operating margin 27.2% (5.8)% 19.5% Adjusted EBITDA margin 31.5% (1.2)% 23.9% Adjusted EBITDA $ 62.6 $ (0.3) $ (8.7) $ 53.6 Three prior quarters' adjusted EBITDA 131.6 (6.5) (23.8) 101.3 Trailing twelve months' adjusted EBITDA $ 194.2 $ (6.8) $ (32.5) $ 154.9 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 5.6 Long-term debt 479.7 Total debt 485.3 Less cash and cash equivalents 148.3 Net debt $ 337.0 Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) 2.2x Reconciliation of free cash flow to net cash provided by operating activities of continuing operations: Net cash provided by operating activities of continuing operations $ 59.5 Less capital expenditures (5.1) Free cash flow $ 54.4 (1) We do not allocate interest or income taxes to our segments. 2 9

PAGE 30 SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES Nine months ended June 30, 2017 Mueller Co. Mueller Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 535.5 $ 63.6 $ — $ 599.1 Gross profit $ 183.3 $ 3.3 $ — $ 186.6 Selling, general and administrative expenses 67.9 20.7 25.6 114.2 Other charges 2.1 0.1 2.8 5.0 Operating income (loss) from continuing operations $ 113.3 $ (17.5) $ (28.4) 67.4 Interest expense, net 17.0 Income tax expense 16.2 Income from continuing operations $ 34.2 Income from continuing operations per diluted share $ 0.21 Capital expenditures $ 13.8 $ 7.6 $ 0.2 $ 21.6 Operating margin 21.2% (27.5)% 11.3% Reconciliation of Non-GAAP performance measures to GAAP performance measures: Income from continuing operations $ 34.2 Discrete warranty charge 9.8 Inventory purchase accounting adjustment 0.8 Other charges 5.0 Income tax benefit of adjusting items (2.7) Adjusted income from continuing operations $ 47.1 Weighted average diluted shares outstanding 162.4 Adjusted income from continuing operations per share $ 0.29 3 0

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES Nine months ended June 30, 2017 Mueller Co. Mueller Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 104.0 Less income from discontinued operations (69.8) Interest expense, net (1) 17.0 Income tax expense (1) 16.2 Operating income (loss) from continuing operations $ 113.3 $ (17.5) $ (28.4) 67.4 Discrete warranty charge — 9.8 — 9.8 Inventory purchase accounting adjustment 0.8 — — 0.8 Other charges 2.1 0.1 2.8 5.0 Adjusted operating income (loss) from continuing operations 116.2 (7.6) (25.6) 83.0 Depreciation and amortization 27.0 3.8 0.3 31.1 Adjusted EBITDA $ 143.2 $ (3.8) $ (25.3) $ 114.1 Adjusted operating margin 21.7% (11.9)% 13.9% Adjusted EBITDA margin 26.7% (6.0)% 19.0% Free cash flow: Net cash used in operating activities of continuing operations $ 25.4 Less capital expenditures (21.6) Free cash flow $ 3.8 (1) We do not allocate interest or income taxes to our segments. 3 1

PAGE 32 SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES Nine months ended June 30, 2016 Mueller Co. Mueller Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 525.6 $ 59.4 $ — $ 585.0 Gross profit $ 179.2 $ 10.9 $ — $ 190.1 Selling, general and administrative expenses 65.8 20.6 25.8 112.2 Pension settlement 2.2 — 14.4 16.6 Other charges 0.8 0.5 4.9 6.2 Operating income (loss) $ 110.4 $ (10.2) $ (45.1) 55.1 Interest expense, net 18.0 Income tax expense 11.8 Income from continuing operations $ 25.3 Income from continuing operations per diluted share $ 0.15 Capital expenditures $ 12.4 $ 4.5 $ 0.1 $ 17.0 Operating margin 21.0% (17.2)% 9.4% Reconciliation of Non-GAAP performance measures to GAAP performance measures: Income from continuing operations $ 25.3 Pension settlement 16.6 Other charges 6.2 Income tax benefit of adjusting items (7.7) Adjusted income from continuing operations $ 40.4 Weighted average diluted shares outstanding 163.3 Adjusted income from continuing operations per share $ 0.25 3 2

PAGE 33 SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES Nine months ended June 30, 2016 Mueller Co. Mueller Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 37.4 Less income from discontinued operations (12.1) Interest expense, net (1) 18.0 Income tax expense (1) 11.8 Operating income (loss) from continuing operations $ 110.4 $ (10.2) $ (45.1) 55.1 Pension settlement 2.2 — 14.4 16.6 Other charges 0.8 0.5 4.9 6.2 Adjusted operating income (loss) from continuing operations 113.4 (9.7) (25.8) 77.9 Depreciation and amortization 25.5 3.5 0.3 29.3 Adjusted EBITDA $ 138.9 $ (6.2) $ (25.5) $ 107.2 Adjusted operating margin 21.6% (16.3)% 13.3% Adjusted EBITDA margin 26.4% (10.4)% 18.3% Free cash flow: Net cash used in operating activities of continuing operations $ 54.4 Less capital expenditures (17.0) Free cash flow $ 37.4 (1) We do not allocate interest or income taxes to our segments. 3 3

3 4 HISTORY OF STRONG FINANCIAL PERFORMANCE Net Sales Adjusted EBITDA(1) and Adjusted EBITDA Margin (1) Mueller Co. adjusted EBITDA excludes purchase accounting adjustments of $52.9 in 2006, goodwill and other impairment charges of $818.7 in 2009 and other charges of $0.1 in 2010, $1.4 in 2011, $2.5 in 2012, $1.5 in 2013, $2.1 in 2014, $8.4 in 2015 and $3.0 in 2016. Note: Mueller Co. 2002-2012 net sales and adjusted EBITDA include Mueller Technologies in these years ($ in millions) Fiscal year ended September 30 M U E L L E R W A T E R P R O D U C T S . C O M S E P T E M B E R 2 0 1 7

Questions